AGREEMENT
                                    ---------

                       Acquisition of Minority Interest in

                           Q Comm International, Inc.,
                          a Utah corporation ("QComm")

                                       by

                         American Payment Systems, Inc.,
                        a Connecticut corporation ("APS")


                                    RECITALS
                                    --------

     A. QComm is a telecommunications service provider specializing in the sale and distribution of prepaid telecommunications products and services, including
(i) delivering electronic, personal identification numbers which enables consumers to activate and replenish their prepaid wireless phones on demand; and
(ii) providing distributors with terminals and transaction services through its QXpress electronic platform for prepaid wireless replenishment at retail locations worldwide.

     B. APS is continually developing its national foot print in the prepaid telecommunications space and desires to invest in QComm and to leverage for QComm's benefit its market presence and investment strategies, upon the terms and conditions hereinafter provided.

                                     CLAUSES
                                     -------

NOW THEREFORE, the parties agree as follows:

1. Stock Purchases. At the Closing (defined below), APS will purchase from QComm
   ---------------
("Transaction"), at $.50 per share, 11,400,000 shares of QComm issued and outstanding common stock. ("QComm Stock"). The total cost of the QComm Stock will be $5.7 million. The terms and conditions of the Transaction will be amplified in more particularity in a more detailed agreement containing representations and warranties customary for this type of transaction ("Detailed Agreement").

2. Warrant.  At the Closing,  APS will be granted by QComm a 10-year  warrant to
   -------
purchase additional QComm common stock at an exercise price of $1.25 per share ("Warrant"). The Warrant will provide APS the right to purchase shares of QComm stock equal to that number which when combined with the shares of QComm common stock owned by APS immediately following the closing, will equal 55% of the outstanding fully diluted shares of common stock of QComm immediately following such exercise; provided however, in no event may the Warrant shares exceed 19.9% of the issued and outstanding shares of capital stock of QComm on the date of such exercise. The Warrant will not be exercisable until the earlier of: (i) two
(2) years from Closing; or (ii) the termination of Stephen C. Flaherty's ("Steve") employment other than for "cause"; except, however, the Warrant shall be immediately exercisable in the event any third party accumulates over fifteen percent (15%) of the total outstanding equity of QComm, or in the event of a "change of control" of QComm. For purposes of this Section 2, "change of control" will mean the acquisition of greater than fifty percent (50%) of the outstanding capital stock of QComm by a single shareholder or "group," as such term is defined in Regulation 13D-G under the Securities Exchange Act of 1934, as amended. The number of Warrant shares and the exercise price per share will be subject to appropriate adjustment for stock splits, stock dividends, mergers and recapitalizations, etc. The warrant will expire ten (10) years following the date of grant. Notwithstanding anything herein to the contrary, the Warrant, to the extent it is not exercised, will terminate prior to expiration upon the closing of any merger involving QComm in which QComm is not the surviving entity. The terms and conditions of the Warrant will be amplified in more particularity in a more detailed Warrant Agreement customary for this type of transaction.

3.  Limited  License.  Beginning  on  October  29,  2001,  unless APS shall have
    ----------------
breached its obligation in Section 13 herein with respect to funding on October 29, 2001, APS is hereby granted a perpetual license to the QComm QXpress II point of sale activation system technology (and improvement versions thereof), to be utilized for APS and its affiliates only after any of the following events: (i) the Closing, provided QComm is not fulfilling its ongoing material obligations to APS or its affiliates, which obligations will be amplified in more particularity in the more Detailed Agreement; or (ii) the filing by or against QComm of a petition in bankruptcy, or QComm becoming insolvent after Closing, reorganizing or any like event); or (iii) QComm terminating without cause its services to APS or its affiliates or breaches its contracts with APS or its affiliates and fails to cure such breach within a reasonable time after written notice; all of (i), (ii) and (iii) will be amplified in more particularity in the more Detailed Agreement and a License Agreement.

4. Board of Director Seats.  APS will be granted two (2) board of director seats
   -----------------------
of QComm ("Board"), which Board is assumed to consist of a total of five (5) members after closing the Transaction. If the QComm Board increases in size, APS would be granted one (1) seat for each two (2) additional seats.

5. Voting Agreement. APS will enter into a customary voting trust agreement with
   ----------------
Paul Hickey ("Paul"), whereby Paul and APS agree to vote for the election of each party's selections for the Board with a term ending on the first to occur of: (i) seven (7) years; or (ii) the exercise of one-half (1/2) or more of the warrants. In addition, QComm agrees to support by its proxy process the reasonably qualified nominees for the Board recommended by APS.

6. Use of Proceeds.  The proceeds shall be used for general corporate  purposes,
   ---------------
including the payment of operating expenses and the retirement of debt.

7. Continued  Employment of Steve.  The Transaction is subject to Steve entering
   ------------------------------
into an employment  agreement to serve as president of QComm for at least twelve
(12) months following Closing. Thereafter, either party may terminate Steve's employment upon six months prior written notice provided that upon APS' request Steve shall thereafter assist for up to 6 months (the length to be determined at APS election) in transition of an adequate replacement for president of QComm. These obligations will be codified in an amended employment agreement ("Employment Agreement") which will contain, among other provisions: (i) a salary increase to $150,000 per year; (ii) a bonus payment of $100,000 upon Steve completing his obligations under the Employment Agreement or upon his earlier termination from QComm for any reason other than cause; and (iii) a non-competition and non-solicitation covenant for two (2) years following Steve's termination. Additionally, Steve will be issued 380,000 new options at QComm's market price at the date of the execution of the Employment Agreement.
The options shall vest at the earlier of (i) the full completion of Steve's service pursuant to the Employment Agreement; or (ii) Steve's earlier termination by QComm other than for cause.

8. SEC and Stock Transfer Rights.  The Transaction  documents will contain three
   -----------------------------
(3) demand registration rights covering the QComm shares owned by APS and the Warrant shares (collectively the "Registrable Shares"). The demand rights will be exercisable beginning twelve (12) months after the Closing and not more that once per twelve (12) month period thereafter. A demand right may only be exercised for a minimum of twenty percent (20%) of the QComm shares then owned by APS. Piggy back registration rights will be subject to customary underwriter cutback provisions. QComm will pay the expenses of such registrations (except APS' counsel fees and underwriter discounts and commissions). QComm may defer any requested registration for up to ninety (90) days in any twelve (12) month period if it is in a sensitive disclosure period. The Transaction documents will also contain customary provisions such as anti-dilution rights (including "ratchet protection"); "tag along" and like rights with respect to the sale or transfer of QComm Stock; rights of first refusal on transfers by insiders; preemptive rights, etc., all of which will be amplified in more particularity in the Detailed Agreement. There will be customary carve outs for estate planning and charitable contributions by Paul. All of the provisions of this paragraph will be amplified in more particularity in the Detailed Agreement.

9. Conditions  Precedent.  This agreement is subject to, and shall have no legal
   ---------------------
effect and is not enforceable until, the board of director approval by both APS and QComm. The officers of both parties agree to recommend and use their best efforts to obtain promptly by October 22, 2001 the approval by their respective boards. The Detailed Agreement will be executed promptly thereafter.

10. Loan.  APS shall  promptly loan to QComm upon  completion of customary  loan
    ----
documents, $600,000 to be used for working capital for QComm (the "Loan"). The Loan will be made in stages of $200,000 on each October 29, 2001, December 1, 2001 and January 11, 2001; provided however, each installment by APS will be conditioned upon QComm being in material compliance with (i) its governmental reporting requirements (ii) its contractual requirements with Cellcards of Illinois, LLC; and (ii) QComm being in compliance and not in breach of this Agreement. Such Loan shall be secured by: (i) a first security interest in QComm's technology, including patented and patentable technology; and (ii) all accounts receivable to QComm. If the Closing does not occur when indicated herein and this Agreement is terminated, then the principal and accrued but unpaid interest of such Loan shall be payable the earlier of Closing or June 1, 2002. The Loan described in this Section 10 shall bear an interest rate equal to three hundred (300) basis points above the Prime Rate of interest as published by the Wall Street Journal from time to time.

11.  Leasing.  QComm agrees to engage APS as its  non-exclusive  leasing  agent;
     -------
provided, APS shall have a right of first refusal on all QComm customer leasing or rental opportunities. APS agrees to lease to or through QComm equipment for retail customers of QComm subject to commercially reasonable credit terms and conditions acceptable to APS in APS's reasonable discretion. Subject to APS' right to first refusal, QComm will be permitted to sublease to any of its retail customers equipment leased by QComm from APS on commercially reasonable terms provided such QComm customers meet credit approval scoring and hurdles reasonably established by the parties. All leases and rentals shall be at a rate which is commercially acceptable to APS in accordance to APS's reasonable business standards. APS agrees to so lease equipment to QComm or its customers with a cost of up to $1.0 million prior to closing ("First Lease"). Following Closing, as a separate commitment, APS agrees to so lease equipment on the terms and conditions above with a total cost of up to an additional $9.0 million.

12.  Closing.  "Closing"  will occur as soon as  reasonably  possible  after the
     -------
completion of the conditions precedent of paragraph 9 above and any required regulatory approvals, but in no event later than January 31, 2002.

13. QComm Activities.  APS and Qcomm will use their best efforts and act in good
    ----------------
faith (i) to close the Loan as described in Section 10 above by October 29, 2001; and (ii) to close the First Lease prior to December 15, 2001. Without the written prior consent of APS, QComm will not: (a) issue any QComm stock or equity rights to any other party (other than pursuant to presently outstanding stock options); (b) sell any material portion of its assets; or (c) solicit, initiate or encourage inquiries, proposals or offers from any person, entity or group relating to the acquisition or purchase of any QComm assets or equity, interest; or (d) borrow any additional funds other than for ongoing QComm operational needs, including developing QXpress II and its distribution channels. Notwithstanding the foregoing, QComm's Board shall be permitted to meet their fiduciary obligations with respect to unsolicited offers from third parties. In the event the Transaction does not close because of either (a), (b),
(c), or QComm enters into a transaction with a third party of the nature described in (a), (b) or (c) above, QComm shall immediately pay APS $2,000,000 as liquidated damages.

14. Confidentiality.  Additionally, the terms of this agreement are confidential
    ---------------
and shall not be disclosed to any other party except to APS' and QComm's officers, boards and their counsel and selected representatives. Each of APS and QComm agree to keep confidential and not disclose to third parties any confidential or proprietary information of the other learned or obtained prior to or during the term of this Agreement. Confidential or proprietary information of a party hereto shall include all information in whatever form that is not publicly disclosed by that party. This confidentiality covenant constitutes a confidentiality agreement for purposes of Regulation FD. APS will not trade in QComm's securities while in possession of material, non-public information of QComm.

15.  Termination.  This Agreement may by written  notice be  terminated:  (i) by
     -----------
either party if a material breach of any provision of this Agreement has been committed by the other party and such breach has not been waived by the non-breaching party and such breach is not cured within ten (10) days after receipt of written notice specifying in detail such breach (ii) by APS if (a) any of the agreed material conditions to closing have not been satisfied by the Closing or have become impossible to satisfy (other that through the failure of APS to comply with its obligations under this Agreement) and APS has not waived such condition on or before Closing, or (b) APS notifies QComm in writing before November 16, 2001 that APS is terminating this Agreement because of its due diligence investigation of QComm; or by QComm if any of the agreed material conditions to Closing have not been satisfied by the Closing or have become impossible to satisfy (other than through the failure of QComm to comply with its obligations under this Agreement) and QComm has not waived such condition on or before the Closing; (iii) by mutual written consent of APS and QComm hereto; or (iv) by either APS or QComm if the Closing has not occurred (other than through the failure of any party seeking to terminate this Agreement to comply with its obligations under this Agreement) on or before January 31, 2002, or such later date as the parties may agree upon in writing. Each party's right of termination under this Section 15 is in addition to any other rights it may have under this Agreement, and the exercise of a right of termination will not be an election of remedies. In all instances, the obligations in Section 14 and
Section 16 will survive.  If this  Agreement is  terminated  pursuant to (i) and
(ii), the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

16. Enforcement.  In the event either APS or QComm seeks to enforce or interpret
    -----------
this Agreement through a legal proceeding, such proceeding must be brought in the federal district court resident in the State of New York which shall have exclusive jurisdiction and be the exclusive venue for any such proceeding. If a party prevails completely in any such proceeding such prevailing party shall be entitled to receive its reasonable attorneys and paralegal fees and other costs of such proceeding.

     IN WITNESS WHEREOF, the parties being duly authorized and empowered, have executed this agreement on the day and year written below.


AMERICAN PAYMENT SYSTEMS, INC.             Q COMM INTERNATIONAL, INC.
a Connecticut corporation                  a Utah corporation

By:   /s/                                  By:      /s/
   ---------------------------------          ----------------------------------
                                                    Paul Hickey
Its:                                       Its:     Chief Executive Officer
    --------------------------------

Dated:  October 18, 2001                   Dated:  October 18, 2001


                                           By:      /s/
                                              ----------------------------------
                                                    Stephen C. Flaherty
                                           Its:     President

                                           Dated:  October 18, 2001


Not as a party but with respect to Paragraph 7 only

  /s/
----------------------------------
Stephen C. Flaherty, personally

Dated:  October 18, 2001





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